UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Innovative Micro Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Innovative Micro Technology, Inc.
75 Robin Hill Road
Goleta, California 93117

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 23, 2006

To the Stockholders of Innovative Micro Technology, Inc.:

Notice is hereby given that the annual meeting of stockholders of Innovative Micro Technology, Inc., a Delaware corporation (the ‘‘Company’’), will be held on Thursday, March 23, 2006 at 12:00 p.m. local time, at our principal offices located at 75 Robin Hill Road, Goleta, California, 93117, for the following purposes:

1.                                       To elect two Class III directors to serve for a three-year term and until their respective successors have been elected and qualified;

2.                                       To ratify the appointment of BDO Seidman, LLP as our registered public accounting firm for the fiscal year ending September 30, 2006; and

3.                                       To transact such other business as may properly come before the annual meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

Pursuant to the provisions of our bylaws, the Board of Directors has fixed the close of business on January 27, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement thereof.  For ten days prior to the annual meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, during the ordinary course of business hours at our principal offices located at 75 Robin Hill Road, Goleta, California, 93117.

Our financial information is contained in the annual report for the fiscal year ended October 1, 2005, which accompanies this notice of annual meeting.

All stockholders are cordially invited to attend the annual meeting in person.  If you are unable to attend, please fill in and sign the enclosed proxy and return it in the enclosed self-addressed, stamped envelope, or by facsimile to Peter T. Altavilla, Secretary, at (805)967-2677. If you later find that you can be present, you may, if you wish, vote in person, or you may revoke your proxy or file a new proxy bearing a later date with  the Secretary at any time before the voting.

By order of the Board of Directors,

/s/ Dr. John S. Foster
Dr. John S. Foster
Chairman and Chief Executive Officer

Goleta, California
February 10, 2006

Innovative Micro Technology, Inc.
75 Robin Hill Road
Goleta, California 93117

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

To be held at 12:00 p.m. on March 23, 2006

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General

The enclosed proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Innovative Micro Technology, Inc., a Delaware corporation (the ‘‘Company’’), for use at the annual meeting of stockholders (the ‘‘Annual Meeting’’) to be held at 12:00 p.m. local time, on March 23, 2006, at our principal offices located at 75 Robin Hill Road, Goleta, California, 93117, and at any adjournments or postponement of the Annual Meeting.

Our principal offices are located at 75 Robin Hill Road, Goleta, California, 93117, and our telephone number is (805) 681-2800.

If a proxy is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with such stockholder’s instructions indicated on the proxy card. If no instructions are indicated on the proxy, the proxy will be voted “FOR” the election of the Board of Directors’ nominees, “FOR” the ratification of the appointment of BDO Seidman, LLP as our registered independent public accounting firm; and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Annual Meeting or any continuations, adjournments or postponements of the Annual Meeting.

Solicitation of Proxies

John S. Foster and Peter T. Altavilla, the designated proxyholders (the “Proxyholders”), are members of our management.

We will bear the entire cost of preparing, assembling, printing, and mailing this proxy statement, the proxy, and any additional material that may be furnished to our stockholders.

This proxy statement and the proxy are being mailed to stockholders on or about February 10, 2006.

Solicitation may be made by mail, personal interview, telephone, and telegraph by our officers and regular employees.  We do not expect to pay any commission or remuneration to any person for solicitation of proxies, but may reimburse employees for expenses.  The cost of soliciting proxies for the Annual Meeting is estimated to be approximately $10,000.

Revocation of Proxies

A proxy may be revoked by the person giving it at any time before it is exercised, either by giving another proxy bearing a later date or by notifying our Secretary in writing of the revocation.  The giving of the proxy will not affect your right to vote in person if you later find it convenient to attend the Annual Meeting.

Outstanding Securities and Voting Rights

The close of business on January 27, 2006 (“Record Date”) has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  Our outstanding voting securities at January 27, 2006 consisted of 6,453,880 shares of $.0001 par value common stock (“Common Stock”) and 1,000,000 shares of Series A-1 Convertible Preferred Stock (the “Series A-1 Shares”).  There are also 1,000,000 shares of Series A Redeemable Preferred Stock (the “Series A Shares”) outstanding. The Series A shares do not have voting rights and are therefore not entitled to vote at our Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.  Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.  A “broker non-vote” occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routing matters, but not on non-routine matters.  Routine matters include the election of directors and ratification of auditors.

In voting for the election of directors, stockholders do not have the right to cumulate their votes.

Directors are elected by a plurality of the votes cast in the election.  Our bylaws divide the Board of Directors into three classes, designated as Class I, Class II and Class III, with each class to be elected for a three-year term on a staggered basis. Proxies cannot be voted for a greater number of persons than the number of nominees named. The directors to be elected at the Annual Meeting will be elected exclusively by the holders of Common Stock.

In matters other than the election of directors, holders of Series A-1 Shares vote together with holders of Common Stock as a single class, with each Series A-1 Share entitling the holder to vote the number of whole shares of Common Stock into which a Series A-1 Share may be converted.  At the Annual Meeting, each Series A-1 Share will entitle the holder to 5.6667 votes based on the conversion ratio of the Series A-1 Shares.

Transaction of Other Business

Under the regulations of the Securities and Exchange Commission (the “SEC”), we have the discretion to exclude from the proxy statement for the Annual Meeting any stockholder proposal that was not submitted on or before October 14, 2005.  In addition, our bylaws provides that no stockholder may submit a proposal for the Annual Meeting unless we received notice of the proposal between December 5, 2005 and February 1, 2006. As of the date of this proxy statement, no stockholder proposals for the Annual Meeting have been received, and management is not aware of any other matters to be presented for motion at the Annual Meeting. As of the mailing date of this proxy statement, management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the Proxyholders intend to vote the shares represented by the proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our bylaws divide the Board of Directors into three classes, designated as Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis.

Two Class III directors are to be elected to the Annual Meeting. These directors will hold office for a three-year term. The Board of Directors has nominated Dr. Malcolm Currie and Dr. Jill Wittels.  We expect that these nominees will be available for election, but if either of them is not a candidate at the time the election occurs, it is intended that your proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

No proxies are sought with respect to the election of the presently serving Class I directors (Mr. Scott Avila, Mr. Jose Suarez and Mr. Barry Waite), the Class II directors (Dr. John S. Foster and Dr. Calvin Quate) or one Class III director (Mr. Eric M. Sigler), as the terms of these directors do not expire until the annual meetings of stockholders to be held in 2007, 2008 and 2007, respectively.

Vote Required and Recommendation of the Board of Directors

If a quorum is present and voting, the two nominees for Class III director receiving the highest number of votes will be elected as Class III directors.  Abstentions and broker non-votes have no effect on the vote.

The Board of Directors unanimously recommends that you vote “FOR” the election of Dr. Currie and Dr. Wittels as Class III directors.

THE BOARD OF DIRECTORS

General Information

Our bylaws divide the Board of Directors into three classes, designated as Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. Our bylaws permit the Board of Directors to fix the number of its members as long as there are not less than five directors and no more than nine directors.

On January 25, 2005, we completed a private equity transaction in which we sold 1,000,000 shares of our Series A Redeemable Preferred Stock and 1,000,000 shares of our Series A-1 Convertible Preferred Stock for an aggregate purchase price of $17 million, which affected the size and composition of the Board of Directors.  The holders of the Series A Redeemable Preferred Stock have the right, voting as a separate class, to elect two directors, and the holders of the Series A-1 Convertible Preferred Stock have the right, voting as a separate class, to elect one director.  In connection with the private equity transaction, we agreed to maintain the size of the Board of Directors at eight members, and three of the then sitting directors resigned to permit their seats to be filled by the directors designated by the preferred stockholders. The resigning directors were Daniel E. Armel, William Howard and Michael Andrews, II. The following description of the Board of Directors reflects our composition after the completion of the private equity transaction, including a description of the persons designated by the preferred stockholders and who began serving as directors on January 28, 2005, filling the vacancies created by the resigning directors.  At present, the Board of Directors consists of eight members.  It was increased in size from seven members to eight in March 2004.  Three members are designated as Class I directors, two members are designated as Class II directors, and three members are designated as Class III directors.  Messrs. Avila, Suarez and Waite presently serve as Class I directors, and are subject to re-election at the annual meeting to be held in the year 2007.  Drs. Foster and Quate presently serve as Class II directors, and are subject to re-election at the annual meeting to be held in the year 2008.  Mr. Sigler and Drs. Currie and Wittels presently serve as the Class III directors.  Mr. Sigler is subject to re-election at the annual meeting to be held in the year 2007 and Drs. Currie and Wittels are subject to re-election at the Annual Meeting.  Messrs. Waite and Sigler have been designated as directors by the holders of the Series A Redeemable Preferred Stock, and were appointed to fill the vacancies created by the resignation of Dr. Howard, and Andrews, respectively.  Mr. Suarez has been designated as director by the holders of the Series A-1 Convertible Preferred Stock, and was appointed to fill the vacancy created by the resignation of Mr. Armel.  Information regarding the business experience of each nominee and director is provided below. There are no family relationships among our executive officers and directors.

Messrs. Sigler, Suarez and Waite serve on the Board of Directors pursuant to a Preferred Stock Purchase Agreement by and between the Company and a group of investors (the “Investor Group”) dated as of January 25, 2005, in which the Investor Group designated them as the directors to serve as the directors elected by the holders of Series A Redeemable Preferred Stock (“Series A Directors”) and Series A-1 Convertible Preferred Stock (the “Series A-1 Director”).  The future election of directors to their seats will in part be governed by a Voting Agreement between the Company, the Investor Group, L-3 Communications Corporation (“L-3”) and certain management stockholders dated as of January 25, 2005 (the “Voting Agreement”), which provides that the parties to the Voting Agreement will vote for two persons designated by Investor Growth Capital, Inc., a wholly owned subsidiary of Investor AB (collectively with Investor Growth Capital, Inc., “IGC”) to serve as one Series A Director and the Series A-1 Director, and vote for one person designated by BAVP, VII L.P. (collectively with its ultimate general partner, BA Venture Partners, “BAVP”) to serve as the other Series A Director.

The Voting Agreement provides that the parties will also vote for the election of a person designated by L-3 to serve as one of the directors elected by the holders of Common Stock.  We are also committed to provide a board seat for the designee of L-3 pursuant to the Stock Purchase Agreement between the Company and L-3 dated August 1, 2003.  Dr. Wittels currently serves as the director designated by L-3. Unless otherwise instructed, the Proxyholders intend to vote the proxies received by them for the election of the nominees named below, all of whom are now members of the Board of Directors.  It is not anticipated that any of the nominees will decline or be unable to serve as a director.  If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated by the present Board of Directors to fill the vacancy.

The following table sets forth certain information concerning each director and director-nominee:

Directors nominated for re-election at the Annual Meeting:

Name	Age	Director Since	Position or Office

Dr. Malcolm Currie	78	2001	Director

Dr. Jill Wittels	56	2002	Director

Dr. Malcolm Currie became a director in November 2001.  He has served as Vice-Chairman of Currie Technologies Inc., a manufacturer of electric transportation vehicles since November 2004 and he has served as Chairman and Chief Financial Officer of Real Spirit USA, a designer and distributor of air purification systems, since June 2005.  He currently serves on the boards of the following public companies: LSI Logic Corporation, where he serves as Chairman of the Audit Committee and as a member of the Compensation Committee; Inamed Corporation, where he serves as Chairman of the Audit Committee; Enova Systems, Inc.,

where he serves as a member of the Compensation Committee; and Regal One Corporation.  He previously served as Chairman and Chief Executive Officer of Hughes Electronics Corporation and Chief Executive Officer of Delco Electronics Corporation.  He previously served on the boards of Investment Company of America and UNOCAL Petroleum Corporation. He has served as Under Secretary of Defense for the United States. He presently serves on the Board of Trustees for the University of Southern California, where he previously served as Chairman.

Dr. Jill Wittels became a director in October 2002.  Since 2000, she has held the position of Corporate Vice President of Business Development for L-3 Communications Corporation, a public company.  From 1997 through 2000, she served as the Vice President and General Manager of Infrared Imaging Systems, Inc., a division of BAE Systems, formerly Lockheed Martin.  She has 25 years of experience in business and technology management in the defense electronics industry. Dr. Wittels was appointed to the Board of Directors pursuant to an agreement between L-3 and the Company that in consideration of L-3’s investment in the Company, L-3 would have the right to designate one member of the Board of Directors.

Directors continuing in office:

Name	Age	Director Since	Position or Office

Class I

Mr. Scott Avila	45	2001	Director, Audit Committee Chairman

Mr. Jose F. Suarez	36	2005	Director

Mr. Barry Waite	57	2005	Director

Class II

Dr. John S. Foster	47	2001	Chairman of the Board and Chief Executive Officer

Dr. Calvin Quate	82	2001	Director

Class III

Mr. Eric M. Sigler	37	2005	Director, Compensation Committee Chairman

Class I Directors

Mr. Scott Avila became a director in November 2001.  He has served as a managing partner of Corporate Revitalization Partners, LLC, a consulting firm specializing in restructurings, since August 2003.  Mr. Avila specializes in developing and implementing corporate restructuring plans and providing interim management to operationally and financially distressed organizations.  Election for this board position will be in 2007.

Mr. Jose F. Suarez became a director in January 2005.  He currently serves as a Vice President with Investor Growth Capital, Inc. (“IGC”), a wholly-owned subsidiary of Investor AB, and a venture capital firm focusing on information technology and healthcare investments. He joined Investor AB’s Asian operations in 1997 and is now based in IGC’s Palo Alto, CA office, where he focuses on investments in the semiconductor, capital equipment, and out-sourcing sectors.  He currently serves as a director on the board of two private companies: Millennium Microtech Holding Corporation, a provider of sub-contract semiconductor assembly and test services to IDMs and fabless semiconductor companies in Thailand and Peoples Republic of China, and eSilicon Corporation, a designer and manufacturer of custom integrated circuits. Election for this board position will be in 2007.

Mr. Barry Waite became a director in January 2005.  He has served as a senior advisor with IGC since January 2004. He has more than 30 years of experience in the semiconductor industry, ranging from wafer fabrication and marketing to international partnerships and business alliances. He began his career in 1970 at Texas Instruments Inc. and joined Motorola Inc. in 1982.  Mr. Waite retired from the position of president and chief executive officer of Chartered Semiconductor in April 2002. He holds board seats at Kulicke and Sofa Industries, a publicly traded manufacturer of test equipment for semiconductor devices, and Zetex Semiconductor, a privately held manufacturer of discrete and integrated analog semiconductor devices. Election for this board position will be in 2007.

Class II Directors

Dr. John Foster became a director in November 2001.  He was retained by us as an employee in 1993 and was appointed our Chief Executive Officer in November 2001.  Dr. Foster was an executive officer of our predecessor, Applied Magnetics Corporation, when it filed for bankruptcy protection in January 2000.  He served in a number of management positions for Applied Magnetics Corporation, including Managing Director of Operations in Penang, Malaysia and Vice President of Worldwide Operations. Dr. Foster has over 17 years of experience in technology and operations management.  Election for this board position will be in 2008.

Dr. Calvin Quate became a director in November 2001.  He has served as a professor of Applied Physics and Electrical Engineering at Stanford University since September 1961. He is Emeritus Professor of Engineering at Stanford University. He is a member of the Scientific Advisory Board at Zyomyx, Inc., a developer of protein biochips, and at Affymetrix, a developer of the Genechip (a microarray DNA analysis).  In 1995, he received the Scientist of the Year award from R&D Magazine, and in 1992 he received the National Medal of Science.  Election for this board position will be in 2008.

Class III Directors

Mr. Eric M. Sigler became a director in January 2005.  He currently serves as a Director of BA Venture Partners, a venture capital partnership, in which he has held a variety of positions since March 2000.  Prior to joining BA Venture Partners, he was a strategy consultant with Mercer Management Consulting.  Mr. Sigler has also held management roles at Calimetrics, a private semiconductor company, Dataquest, a technology market research firm, and Eastern Research Group, an economic consultancy.  Election for this board position will be in 2007.

Except as noted above, the directors and director-nominees have been engaged in the principal occupations set forth above during the past five years.

During the past five years no director has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).

Committees of the Board of Directors and Attendance at Meetings

The Board of Directors has an Audit Committee, whose members in fiscal 2005 were Mr. Avila and Dr. Currie. The Board of Directors also has a Compensation Committee whose members in fiscal 2005 were Messrs. Sigler and Suarez.

The Audit Committee makes recommendations regarding the selection of our independent public accountants, reviews reports from the independent public accountants and reviews with them the scope and results of the audit engagement.  Mr. Avila is the Audit Committee financial expert, as defined in the rules of the SEC.  Mr. Avila is an “independent” director, as that term is used in item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. During fiscal year 2005, there were five meetings of the Audit Committee. Refer also to “Report of the Audit Committee.”

The Compensation Committee reviews and makes recommendations to the Board of Directors concerning our executive compensation policy, authorizes and approves the grant of options and awards to executive officers and key employees under our stock option and long-term incentive plans.  During fiscal 2005, there were four meetings of the Compensation Committee.  Refer also to ‘‘Report of the Compensation Committee.”

The Board of Directors does not have a nominating committee or any other committee which performs a similar function.  Since we emerged from bankruptcy in November 2001, all of our directors have either been appointees of the United States Bankruptcy Court or designated by investors in connection with their investment in the Company, and accordingly the Board of Directors has not yet developed procedures to identify candidates for the Board.  For this reason, the Board of Directors has also not yet established procedures or policies to consider stockholder recommendations for nominees to the Board of Directors.  Refer also to “General Information” above.

During fiscal year 2005, the Board met nine times. Each continuing director attended more than 75% of the Board meetings and meetings of any committees on which he or she served during the year.

Director Nominations

Our stockholders may nominate one or more persons for election as directors at a meeting only if such timely notice of such nomination(s) has been given in writing to our Secretary in accordance with our bylaws. Refer also to “Stockholders’ Proposals and Nominations for 2007 Annual Meeting” below. The Board has not established any minimum criteria for service as a director, and it may consider such factors as it may deem necessary to be in the best interests of the Company and our stockholders. The Board does, however, believe it appropriate for at least one member of the Board to meet the criteria of an “audit committee financial expert,” as defined by SEC rules. The Board has also generally felt it appropriate for our Chief Executive Officer to participate as a member of the Board. The Board will evaluate whether the nominee’s skills are complementary to the existing Board members’ skills, and the Board’s needs for operational, management, financial, technological or other expertise.

Communications with Directors

Stockholders who want to communicate with the Board or any individual director can write to:

Innovative Micro Technology, Inc.
Attention:  Peter T. Altavilla, Secretary
75 Robin Hill Road
Goleta, California  93117

Your letter should indicate that you are a stockholder.  Depending on the subject matter, management will:

•                                          Forward the communication to the director or directors to whom it is addressed;

•                                          Attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

•                                          Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

THE EXECUTIVE OFFICERS

Name	Age	Employee Since	Position or Office

Dr. John S. Foster	47	1993	Chairman of the Board and Chief Executive Officer

Mr. Peter T. Altavilla	52	1987	Chief Financial Officer, Controller and Secretary

See discussion of Dr. Foster’s business experience above.

Mr. Peter T. Altavilla has been employed by us since 1987. He served as Assistant Controller until August 1994, when he was appointed to the position of Corporate Controller. Mr. Altavilla was appointed Secretary in February 1996.  He was appointed as our Chief Financial Officer in November 2001.  Mr. Altavilla was an executive officer of our predecessor, Applied Magnetics Corporation, when it filed for bankruptcy protection in January 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table contains certain information regarding beneficial ownership of our outstanding voting securities as of January 27, 2006 by (i) each person who is known by us to own beneficially more than 5% of our outstanding voting securities, (ii) each of our directors and director-nominees, (iii) each of our executive officers named in the Summary Compensation Table below, and (iv) each of our directors, director-nominees and named executive officers as a group.  The information provided regarding beneficial ownership of the principal stockholders is based on publicly available filings and, in the absence of such filings, on the shares held of record by such persons.  Except as otherwise indicated below and subject to applicable community property laws, each person named in the table has sole voting and sole investment powers with respect to all shares of voting securities shown as beneficially owned by them.  Additionally, unless otherwise indicated, the address of each of the named individuals or entities is c/o Innovative Micro Technology, Inc., 75 Robin Hill Road, Goleta, California 93117.

Name	Class of Stock	Number of Shares Beneficially Owned		Percent of Class (1)

Principal Stockholders:

Investor AB	Series A-1	470,588	(2)	47.1%
Arsenalsgaten 8c	Preferred
SE-103 32	Common	2,676,681	(3)	27.8%
Stockholm, Sweden

BA Venture Partners VII, LLC	Series A-1	352,941	(5)	35.3%
950 Tower Lane, Suite 700	Preferred
Foster City, CA 94404	Common	2,010,010	(3)	22.4%

L-3 Communications Corporation	Common	1,919,500	(4)	26.3%
600 Third Avenue
New York, NY 10016

Miramar Venture Partners, L.P.	Series A-1	176,471		17.6%
2101 East Coast Hwy., Ste. 300	Preferred
Corona del Mar, CA 92625	Common	1,000,008	(3)	12.6%

Malayan Banking Berhad	Common	798,477		11.5%
40th Floor, Menara Maybank
100 Jalan Tun Perak
50050 Kuala Lumpur
West Malaysia

RHB Bank Berhad	Common	726,101		10.4%
Tower Two & Three, RHB Centre
Jalan Tun Razak
50400 Kuala Lumpur, Malaysia

AMM-Gordon & Rees	Common	663,470		9.5%
8th Floor Wisma KPMG
Jalan Dungan Damansara Heights
50490 Kuala Lumpur, Malaysia

Name	Class of Stock	Number of Shares Beneficially Owned		Percent of Class (1)
Southern Bank Berhad	Common	369,304		5.3%
Level 3 Menara Southern Bank
83 Medan Setia 1 Plaza Damansara
Bukit Damansara
50772 Kuala Lumpur, Malaysia

Non-Employee Directors and Director- Nominees:

Mr. Scott Avila	Common	3,750	(6)(12)	*

Dr. Malcolm Currie	Common	3,750	(6)(12)	*

Dr. Calvin Quate	Common	3,750	(6)(12)	*

Mr. Eric Sigler	Series A-1 Preferred	352,941	(7)	35.3%
	Common	2,010,010	(3)	22.4%

Mr. Jose Suarez	Series A-1 Preferred	470,588	(8)	47.1%
	Common	2,676,681	(3)	27.8%

Mr. Barry Waite	Common	10,000	(6)	*

Dr. Jill Wittels	Common	3,750	(6)(12)	*

Executive Officers:

Dr. John S. Foster	Common	126,077	(9)(12)	1.8%

Mr. Peter T. Altavilla	Common	84,051	(10)(12)	1.2%

All Directors, Director-Nominees and Named Executive Officers as a Group (9 persons)	Series A-1 Preferred	823,529		82.4%
	Common	4,921,819	(11)	41.5%

(1)               Based on 6,453,880 shares of Common Stock and 1,000,000 shares of Series A-1 Preferred Stock (“Series A-1 Shares”) outstanding on the Record Date. Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934.  Under Rule 13d-3(d)(1), shares that are not outstanding, but that are subject to options, warrants, rights or conversion privileges exercisable on or before March 28, 2006 (60 days after the Record Date), are deemed outstanding for the purpose of calculating the number and percentage owned by such person (or group), but not deemed outstanding for the purpose of calculating the percentage owned by each other person (or group) listed.

(2)               Includes 329,412 Series A-1 Shares owned by Investor Growth Capital Ltd., a Guernsey of the Channel Islands limited partnership (IGCL), and 141,176 Series A-1 Shares owned by Investor Group L.P., a Guernsey of the Channel Islands limited partnership (“IGLP”).  Investor AB is the ultimate general partner of IGCL and IGLP and exercises sole voting and investment control over their shares.

(3)               Based on conversion of the Series A-1 Shares, each of which is convertible into 5.6667 shares of Common Stock at the election of the holder as of the Record Date. Includes, as to Mr. Sigler and Mr. Suarez, options, exercisable within 60 days of the Record Date, to purchase 10,000 shares of Common Stock under our 2001 Stock Incentive Plan (the “Stock Plan”).

(4)               Includes warrants to purchase 350,000 shares, which are immediately exercisable.

(5)               Includes 352,941 Series A-1 Shares owned by BAVP VII, L.P. (“BAVP”).  BA Venture Partners VII, LLC is the general partner of BAVP and exercises sole voting and investment power over its shares.

(6)               Includes, as to each of Mr. Avila and Drs. Wittels, Currie and Quate, options, exercisable within 60 days of the Record Date, to purchase 3,750 shares of Common Stock under our Stock Plan. Includes, as to Mr. Waite, options, exercisable within 60 days of the Record Date, to purchase 10,000 shares of Common Stock under our Stock Plan.

(7)               Mr. Sigler is a director of BA Venture Partners, an affiliate of BA Venture Partners VII, LLC, and may be deemed to exercise voting or dispositive power over the shares beneficially owned by BA Venture Partners VII, LLC. Mr. Sigler disclaims beneficial ownership of the shares owned by BAVP except to the extent of his indirect pecuniary interest in the shares.

(8)               Mr. Suarez is a Vice President of Investor Growth Capital, Inc., a wholly owned subsidiary of Investor AB, and may be deemed to exercise voting or dispositive power over the shares beneficially owned by Investor AB. Mr. Suarez disclaims beneficial ownership of the shares owned by Investor AB except to the extent of his indirect pecuniary interest in the shares.

(9)               Includes 126,077 shares issued to Dr. Foster.

(10)         Includes 84,051 shares issued to Mr. Altavilla.

(11)         Includes 210,128 issued shares, options to purchase 45,000 shares exercisable within 60 days of the Record Date and 4,666,691 shares issuable on conversion of Series A-1 Shares.

(12)          In the second fiscal quarter of 2005, we offered our employees and directors the opportunity to exchange outstanding stock options issued under our Stock Plan (the “Exchange Offer”) with an exercise price in excess of $0.30 for new options with an exercise price determined on the date they are replaced.  Pursuant to the Exchange Offer, we accepted for exchange and cancelled 35,000 options to purchase our Common Stock from each of Mr. Avila, Dr. Currie and Dr. Quate, 27,500 options to purchase our Common Stock from Dr. Wittels, 293,421 options to purchase our Common Stock from Dr. Foster and 196,698 options to purchase our Common Stock from Mr. Altavilla.  On October 31, 2005, the first business day that was at least six months and one day following the date of the Exchange Offer, we granted the replacement of 35,000 options to purchase our Common Stock at a price of $0.30 per share for each of Mr. Avila, Dr. Currie and Dr. Quate, 27,500 options to purchase our Common Stock at a price of $0.30 per share to Dr. Wittels, 293,421 options to purchase our Common Stock at a price of $0.30 per share to Dr. Foster and 196,698 options to purchase our Common Stock at a price of $0.30 per share to Mr. Altavilla.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table shows, as to our Chief Executive Officer and the one other most highly compensated executive officer whose salary plus bonus exceeded $100,000 (together, the “Named Executive Officers”), information concerning compensation paid for services to us in all capacities during the fiscal year ended October 1, 2005, as well as the total compensation paid to each such individual in each of our previous two fiscal years (if such person was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal year).

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Restricted Stock Awards ($)	Securities Underlying Options (#)(3)	LTIP Payouts ($)(2)	All Other Compensation ($)

Dr. John S.	2005	265,000	20,000	0	0	0	0	0
Foster,			0
Chief	2004	265,000	0	0	0	0	0	0
Executive	2003	265,000	0	0	0	40,000	0	0
Officer

Peter T.	2005	160,000	4,000	0	0	0	0	0
Altavilla,	2004	160,000	0	0	0	0	0	0
Chief	2003	158,558	0	0	0	27,751	0	0
Financial
Officer

(1)                                  The value of perquisites, if any, fell below $50,000 or 10% of reported base salary and bonus for each executive.

(2)                                  The restricted stock awards were issued under our Stock Plan and are subject to restrictions set forth under the Stock Plan that, among other things, prohibit the sale or transfer of the Common Stock. The awards vest over two years from the date of grant. An aggregate of 126,077 shares of Common Stock were awarded in fiscal 2002 to Dr. Foster, then valued at $630,385. The restrictions were removed by the Board on December 15, 2005 and the stock was issued to Dr. Foster at a value of $37,823. An aggregate of 84,051 shares of Common Stock were awarded in fiscal 2002 to Mr. Altavilla, then valued at $420,255. The restrictions were removed by the Board on December 15, 2005 and the stock was issued to Mr. Altavilla at value of $25,215.

(3)                                  Includes all stock options granted during the year. No stock appreciation rights (SARs) were granted and no stock options were granted in tandem with any SARs.

OPTIONS GRANTS IN LAST FISCAL YEAR

There were no stock option grants to Dr. Foster or Mr. Altavilla under our Stock Plan during the fiscal year ended October 1, 2005.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND
FY-END OPTION/SAR VALUES

The following table sets forth information regarding stock options outstanding at October 1, 2005 for the Named Executive Officers. No options were exercised by the following individuals during fiscal 2005.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) (Exercisable/ Unexercisable)	Value of Unexercised In The Money Options at FY-End ($) (Exercisable/ Unexercisable)(1)

John S. Foster	0	0	0/120,000	0/36,000
Peter T. Altavilla	0	0	0/ 35,000	0/10,500

(1)                                  Assumes a market value of $0.30 per share on October 1, 2005.  We do not have a market for our stock at this time, but the Board determined the fair market value of the common stock to be $0.30 per share on the date the options were granted , based on a review of our tangible and intangible assets, the present value of its future cash flows, the market value of comparable companies , the lack of marketability of our common stock, the price at which we sold shares of preferred stock , the liquidation preference and other rights, privileges and preferences associated with the preferred stock, and all other available information material to the value of our common stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about shares of Common Stock available for issuance under our equity incentive plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price (b)	Number of Securities Remaining available for future issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)

Plans Approved by Stockholders(1)	767,596	$0.32	1,732,404

Plans Not Approved by Stockholders	None

Total	767,596	$0.32	1,732,404

(1)                                  All of the listed securities are available for issuance under the Innovative Micro Technology 2001 Stock Incentive Plan (the “Stock Plan”).  We were directed to implement the Stock Plan in the order of the U.S. Bankruptcy Court confirming the Reorganization Plan (the “Order”).  At the same time the Order canceled all of our previously outstanding Common Stock.  Under Section 303(a) of the Delaware General Corporation Law, the Order had the effect of unanimous approval by our directors and stockholders.  On February 27, 2001 our stockholders approved an amendment to the Stock Plan to increase the number of shares available for awards from 2,225,000 shares to 3,000,000 shares.

Material Features of the Stock Plan

As of October 1, 2005, we had reserved 1,732,404 shares of Common Stock for issuance under our Stock Plan. Our Stock Plan is administered by the Compensation Committee. It provides for the grant of incentive stock options, nonstatutory stock options, stock bonus awards and restricted stock issuance awards to employees and consultants at exercise or purchase prices determined by the Board. Options granted under our Stock Plan generally have a 10-year term and generally vest at the rate of 25% of the shares on the first anniversary of the date of grant and 1/48th of the shares monthly thereafter. Vesting will accelerate upon a change-in-control unless the successor corporation assumes the option or replaces it with a cash incentive program that preserves for the option holder the excess of the underlying shares’ value at the time of the transaction over the exercise price.

Exchange Offer

In the second fiscal quarter of 2005, we offered our employees the opportunity to exchange outstanding stock options issued under the Stock Plan having an exercise price in excess of $0.30 for new options.  Pursuant to the terms of the Exchange Offer, we accepted for exchange and cancelled an aggregate of 1,623,648 options to purchase our Common Stock.  On October 31, 2005, the first business day that was at least six months and one day following the date of the Exchange Offer, we granted the replacement of 1,609,252 options, to the employees continuing to be employed by us, to purchase our Common Stock at a price of $0.30 per share.

Compensation of Directors

We pay each director who is not employed by us an annual retainer of $15,000 and $1,250 for each meeting of the Board of Directors they attend. Directors who serve on committees of the Board of Directors are entitled to be paid $1,250 for attendance at meetings of such committees if they occur on days other than on a regularly scheduled board meeting day. Directors are also reimbursed for all expenses incurred by them in their capacity as a director. Directors are not compensated for meetings held by teleconference.  The Board of Directors may modify such compensation in the future. In addition, each director not employed by us, upon joining the Board of Directors, receives an option to purchase 20,000 shares of Common Stock and, thereafter, an option to purchase 7,500 shares of Common Stock annually thereafter. Such options will have an exercise price equal to the fair market value of such shares on the date of grant, become exercisable in two equal annual installments commencing on the first anniversary of the grant thereof, and expire on the tenth anniversary of the date of grant.

Certain Relationships and Related Transactions

L-3, one of our principal stockholders, is also a customer of our development services.  In fiscal year 2005, sales to L-3 accounted for approximately 18.0% of our total revenue. For fiscal year 2005, our development project with L-3 had $1.6 million in billings and $0.9 million in capitalized costs resulting in $0.7 million in billings in excess of costs.

Employment Contracts and Termination of Employment, and Change-in-Control Arrangements

We have entered into severance agreements with certain of our executive officers and key employees, including both of the Named Executive Officers shown in the Summary Compensation Table.  These agreements are intended to provide for continuity of management in the event of a change in control of the Company. The agreements provide that covered executive officers and key employees could be entitled to certain severance benefits following a change in control.  If, following a change in control, the executive officer or key employee is terminated by us for any reason, other than for disability or for cause, or if such executive officer or key employee terminates his or her employment for good reason (as this term is defined in the agreements), then the executive officer or key employee is entitled to a severance payment that will be the executive’s or key employee’s base amount for a period of 12 months, as defined in the agreements. The severance payment generally is made in the form of a lump sum.

“Base amount” means the sum of (a) the executive officer’s or key employee’s then monthly base salary; (b) the executive’s or key employee’s then monthly car allowance, if any, and (c) 1/12 of an amount equal to any bonus the executive officer or key employee received or was entitled to receive for the fiscal year immediately preceding a change in control.

If a change in control occurs, the agreements are effective for a period of three years thereafter. Under the severance agreements, a change in control would include any of the following events: (1) any “person,” as defined in the Securities Exchange Act of 1934, as amended, acquires 20 percent or more of our voting securities; (2) a majority of our directors are replaced during a two-year period; or (3) stockholders approve certain mergers, or a liquidation, or sale of our assets.

Dr. Foster, Mr. Altavilla and our directors (other than Mr. Sigler, Mr. Suarez and Mr. Waite) are parties to indemnification agreements with us. These agreements provide, among other things, that we shall (1) indemnify them against certain liabilities that may arise by reason of their status as executive officers or directors provided they acted in good faith and in a manner reasonably believed to be in the best interests of the Company and, with respect to any criminal action, had no cause to believe their conduct was unlawful, (2) to advance the expenses actually and reasonably incurred as a result of any proceeding against them by third parties or by or in right of the Company, where the indemnitee acted in good faith in a manner the indemnitee believed to be in the best interest of the Company (subject to repayment if it is determined that the indemnitee is not entitled to indemnification); and (3) to make a good faith attempt to obtain directors’ and officers’ insurance.  There is no action or proceeding pending or, to the knowledge of the Company, threatened which may result in a claim for indemnification by any director, officer, employee or agent of the Company.

REPORT OF THE AUDIT COMMITTEE

The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors is established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee is currently composed of two directors who are independent directors as defined under Rule 4200(a)(14) of the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which can be found in our 2004 Proxy Statement, which is available free of charge on the internet at www.sec.gov.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors.  Management is responsible for the Company’s financial statements and the financial reporting process, including the system of internal controls.  The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.  In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in the Company’s Annual Report on Form 10-KSB for the year ended October 1, 2005.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.  In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-KSB for the 2005 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has recommended the selection of BDO Seidman, LLP, an independent registered public accounting firm, as auditors for the Company for the fiscal year ending September 30, 2006.  The Board of Directors has acted on that recommendation and is presenting the selection of BDO Seidman, LLP to the stockholders for ratification at the Annual Meeting.

The Audit Committee considered whether the fees paid the auditors for non-audit services were compatible with maintaining the auditors’ independence, and concluded that they were. These fees are listed below under the caption “Independent Registered Public Accountant Firm.”

January 27, 2006

Members of the Audit Committee,

Mr. Scott Avila
Dr. Malcolm Currie

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) consisted of Messrs. Sigler and Suarez.  Messrs. Sigler and Suarez have never served as officers or employees of the Company, nor have they been parties to transactions with the Company.

REPORT OF THE COMPENSATION COMMITTEE

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

During fiscal year 2005, the Compensation Committee consisted of the two independent, non-employee directors named below. See the description of the Compensation Committee above.

Compensation Policies

Policies governing the compensation of the Company’s executives are established and monitored by the Compensation Committee.  All decisions relating to the compensation of the Company’s executives during fiscal 2005 were made by the Compensation Committee.

In administering its compensation program, the Compensation Committee follows the belief that compensation should reflect the value created for stockholders while supporting the Company’s strategic goals.  In doing so, the compensation programs reflect the following themes:

•                                          The Company’s compensation programs should be effective in attracting, motivating and retaining key executives;

•                                          There should be a correlation among the compensation awarded to an executive, the performance of the Company as a whole, and the executive’s individual performance;

•                                          The Company’s compensation programs should provide the executives with a financial interest in the Company similar to the interests of the Company’s stockholders; and

•                                          The Company’s compensation program should strike an appropriate balance between short and long term performance objectives.

Elements of Compensation Programs

At least annually, the Committee reviews the Company’s executive officer compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company.  The three basic components of the program, each of which is intended to serve the overall compensation philosophy, are as follows:

Base Salary.  Base salary levels are, in part, established through comparisons with companies of similar size engaged in the same or similar business as that of the Company.  Actual salaries are based on individual performance of the executive officer within the salary range reflecting job evaluation and market comparisons.  Base salary levels for executive officers are reviewed annually and established within a range deemed by the Committee to be reasonable and competitive. The Compensation Committee did not recommend salary increases for fiscal 2005.

Annual Incentives.  The Company’s executive officers are eligible to participate in the annual incentive compensation program whose awards are based on the attainment of certain operating and individual goals.  The objective of this program is to provide competitive levels of compensation in return for the attainment of certain financial objectives that the Committee believes are primary factors in the enhancement of stockholder value.  In particular, the program seeks to focus the attention of executive officers towards earnings growth.  Bonuses for executive officers of the Company under this program are intended to be consistent with targeted awards of companies of similar size and engaged in the same or similar business as that of the Company.  Actual awards are subject to adjustment up or down, at the discretion of the Committee, based on The Company’s overall performance.  The Compensation Committee awarded bonuses of $20,000 for Dr. Foster and $4,000 for Mr. Altavilla for fiscal 2005.

Long-term Incentives.  As an important element in retaining and motivating the Company’s senior management the Committee believes that those persons who have substantial responsibility for the management and growth of the Company should be provided with an opportunity to increase their ownership of the Company stock. Therefore, executive officers and certain other key employees are eligible to receive stock options from time to time, giving them the right to purchase shares of common stock of the Company at a specified price in the future.  The number of stock options granted to executive officers is based on various factors, including the respective scope of accountability, strategic and operational goals and anticipated performance and contributions of the individual executive.  Each non-employee director receives annually, on a prescribed date, options to purchase 7,500 shares of Common Stock at an exercise price equal to the closing price of the Company’s Common Stock on the date of grant as determined by the Board of Directors.  Non-employee directors constitute a committee of disinterested directors to administer the granting of all other options under the Company’s stock option plans.

Chief Executive Officer’s Compensation

Dr. Foster’s compensation is determined pursuant to the principles noted above.  The Committee, in considering his compensation for fiscal 2005, reviewed his existing compensation arrangements, comparable compensation for chief executive officers of other comparable companies and the performance of both Dr. Foster and the Company. Dr. Foster is paid a base compensation of $265,000. The Committee made the following determinations regarding Dr. Foster’s compensation:

During fiscal 2005, the Compensation Committee did not recommend option grants for Dr. Foster. Based upon the Company’s fiscal 2005 performance, the Company did not increase Dr. Foster’s base salary.

Policy With Respect To Internal Revenue Code Section 162(m).  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount of compensation that may be deducted by The Company in any year with respect to certain of the Company’s most highly compensated officers. Section 162(m) does not, however, disallow a deduction for qualified ‘‘performance-based compensation’’ the material terms of which are disclosed to and approved by stockholders.  At the present time, the Company’s highest paid executive officer receives compensation below the $1,000,000 pay limit.  The Company believes that the compensation payable to the highest paid executive officer will most likely not be affected by the regulation in fiscal year 2005.  While the Committee will consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation.  Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

January 27, 2006

Members of the Compensation Committee,

Mr. Eric Sigler
Mr. Jose Suarez

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC certain reports on prescribed forms regarding ownership of and transactions in our securities.  Such executive officers, directors and ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us and written representations from reporting persons, we have determined that all Section 16 reporting requirements applicable to our ten percent stockholders were complied with for fiscal year 2005.  We have determined that all Section 16 reporting requirements applicable to our executive officers and directors were not complied with for fiscal year 2005. The following Section 16 reports were not timely filed with the SEC by our executive officers: (i) a Form 4 by Dr. Foster to report a stock option grant in September 2005 to purchase up to 120,000 shares of Common Stock; and (ii) a Form 4 by Mr. Altavilla to report a stock option grant in September 2005 to purchase up to 35,000 shares of Common Stock. The following Section 16 reports were not timely filed with the SEC by our directors: (i) a Form 4 by each of Mr. Avila, Dr. Currie, Dr. Quate and Dr. Wittels to report stock option grants in March 2005 to purchase up to 7,500 shares of Common Stock; and (ii) a Form 4 by each of Mr. Sigler, Mr. Suarez and Mr. Waite to report a stock option grant in March 2005 to purchase up to 20,000 shares of Common Stock. The Commission has established specific due dates for these reports and requires us to report in this proxy statement any failure by these persons to file or failure to file on a timely basis.

PROPOSAL NO. 2

SELECTION OF AUDITORS

The Audit Committee of the Board of Directors has appointed BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006, and has further directed that management submit the selection of auditors for ratification by the stockholders at the Annual Meeting. BDO Seidman, LLP was retained by us in the second fiscal quarter of 2003.  This firm will have representatives at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We paid the following fees to BDO Seidman, LLP during fiscal 2005 and 2004, respectively:

	2005	2004
Audit Fees(1)	$140,160	$119,810
Audit-Related Fees	0	0
Tax-Related Fees	0	0
All Other Fees	0	0

(1)                                  Consists of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports and services normally provided by BDO Seidman, LLP in connection with statutory and regulatory filings or engagements in each respective fiscal year.

The Audit Committee, on at least an annual basis, reviews services performed by BDO Seidman, LLP, as well as fees charged by BDO Seidman, LLP for such services.  All audit and non-audit services are pre-approved by the Audit Committee.

The Audit Committee, in reliance on statements by management and the independent auditors, has determined that the provision of the non-audit services described above is compatible with maintaining the independence of BDO Seidman, LLP.

The Audit Committee has recommended the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006.  The Board of Directors has acted on that recommendation and is presenting the selection of BDO Seidman, LLP to the stockholders for ratification at the Annual Meeting.

Vote Required and Recommendation of the Board of Directors

Affirmative votes constituting a majority of the votes eligible to be cast by the shares of Common Stock and Series A-1 Shares, voting together as a single class, present in person or represented by proxy at the Annual Meeting will be required to approve the ratification of BDO Seidman, LLP for the audit of our annual financial statements and review of financial statements included in our quarterly reports and services normally provided by BDO Seidman, LLP in connection with statutory and regulatory filings or engagements in those fiscal years for the fiscal year ending September 30, 2006.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS
FOR 2007 ANNUAL MEETING

Stockholders are entitled to present proposals for action at a forthcoming stockholders’ meeting if they comply with the requirements of the proxy rules and our bylaws.  To be considered for inclusion in our proxy statement and form of proxy for the 2007 annual meeting, a proposal must be received at our offices on or before October 8, 2006.  Stockholders are entitled to nominate candidates for director at a meeting of the stockholders called for the purpose of electing directors, if they comply with the requirements of our bylaws.  Pursuant to our bylaws, no stockholder may submit a proposal for the 2007 annual meeting unless we receive notice of the proposal during the period beginning on December 5, 2006 and ending on February 1, 2007.

OTHER MATTERS

We know of no other matters to be brought before the Annual Meeting.  However, if any other matters are properly presented for action, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the Proxyholders intend to vote the shares represented by the proxies on such matters in accordance with the recommendations of the Board of Directors, and the authority to do so is included in the proxy.

INNOVATIVE MICRO TECHNOLOGY, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF STOCKHOLDERS

The undersigned, a stockholder of INNOVATIVE MICRO TECHNOLOGY, INC., a Delaware corporation (the “Company”), hereby appoints John S. Foster and Peter T. Altavilla, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of the stockholders of the Company, to be held on March 23, 2006 at 12:00 p.m. local time, at the Company’s principal offices located at 75 Robin Hill Rd., Goleta California 93117 and any postponements or adjournments thereof, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

☒ Please mark your votes as in this
example using dark ink only.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES BELOW AND “FOR” EACH OF THE PROPOSALS.  This proxy, when properly signed, will be voted in the manner directed herein. If no direction is made on any proposal, this proxy will be voted “FOR” that proposal.  This proxy confers discretionary authority to vote on any other matter, if any, presented at the meeting or any adjournment or postponement thereof, notice of which is received by the Company after February 10,  2006.  This proxy shall be voted in accordance with the recommendations of the board of directors with respect to such other matters

Proposal No. 1	Election Of Directors
☐	FOR all nominees listed below (except as indicated to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

(Instructions:	If you wish to vote for some, but not all, of the nominees, line through or otherwise strike out the name of the person you are not voting for where it appears below.)

Dr. Malcolm Currie Dr. Jill Wittels

			FOR	AGAINST	ABSTAIN

Proposal No.2	Ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2006.		☐	☐	☐

Signature (Title, if any)	Signature if held jointly	Date

Please sign exactly as name appears on the certificates representing shares to be voted by the proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).